Exhibit 99.5

Presentation at Needham & Company, LLC Biotechnology and Medical Technology Conference Clinical Data, Inc. (r) June 14, 2006

Forward-Looking Statements SAFE HARBOR STATEMENT UNDER THE PRIVATE SECURITIES LITIGATION REFORM ACT OF 1995 The following presentation contains certain forward-looking information about Clinical Data that is intended to be covered by the safe harbor for "forward-looking statements" provided by the Private Securities Litigation Reform Act of 1995. Forward-looking statements contain identifying words such as "expect(s)", "feel(s)", "believe(s)", "will", "may", "anticipate(s)" and similar expressions, and should not be construed as historical facts. These statements include, but are not limited to statements regarding: our ability to successfully integrate the operations, business, technology and intellectual property obtained in our acquisitions, including our recent acquisitions of Genaissance Pharmaceuticals and Icoria; our ability to obtain regulatory approval for and successfully introduce our new products; our ability to expand our long- term business opportunities; our ability to maintain normal terms with our customers and partners; financial projections and estimates and their underlying assumptions; and statements regarding future performance. All of such statements are subject to certain risks and uncertainties, many of which are difficult to predict and generally beyond the control of the Company. Thus, actual results may differ materially from those expressed in, or implied or projected by, the forward-looking information and statements. These risks and uncertainties include, but are not limited to: whether vilazodone will advance further in the clinical trials process and whether and when, if at all, vilazodone will receive final approval from the U.S. Food and Drug Administration and equivalent regulatory agencies, and for which indications; whether vilazodone will be successfully marketed if approved; the extent to which genetic markers (haplotypes) are predictive of clinical outcomes and drug efficacy and safety; our ability to achieve the expected synergies and operating efficiencies from all of our acquisitions; the strength of our intellectual property rights; competition from pharmaceutical, biotechnology and diagnostics companies; the development of and our ability to take advantage of the market for pharmacogenomic and biomarker products and services; general economic downturns; and other risks contained in our various SEC reports and filings, including but not limited to our Quarterly Report on Form 10-Q for the quarter ended December 31, 2005, and our subsequent Current Reports on Form 8-K filed with the Securities and Exchange Commission. Our audience is cautioned not to place undue reliance on these forward-looking statements that speak only as of the date hereof, and we do not undertake any obligation to revise and disseminate forward-looking statements to reflect events or circumstances after the date hereof, or to reflect the occurrence of or non-occurrence of any events.

Corporate Snapshot NASDAQ: CLDA Market Cap: ~$150 million Annualized Revenues of $80 million (on a pro forma basis) International presence US, UK, France, Netherlands, Italy, Australia ~ 400 employees FDA, GLP, CLIA, ISO 9001, EN13485, CE

Investment Highlights Seasoned Management Team Reorganized and streamlined assets from CLDA and recent acquisitions into 3 divisions, improving cash flow and focusing on core capabilities PGxHealth Division Unique growth opportunity with a significant play in pharmacogenomics Leading position in molecular diagnostics, a new industry with growth potential that requires specialized expertise Opportunities for differentiated, high-margin products Vilazodone A dual-acting serotonergic agent in Phase III of development with a companion pharmacogenetic test Cogenics Division Extensive domestic and international client bases for broad range of positive margin services Services include sequencing, gene expression, genotyping, and other molecular services Vital Diagnostics Division An established, global business in classical diagnostics

Experienced Management Team Drew Fromkin, President and CEO Caesar Belbel, Chief Legal Officer Carol Reed, M.D., Chief Medical Officer Garth Gardner, President, Vital Diagnostics Division John Shultz, SVP Business Development, PGxHealth

Divisional Structure

PGxHealth Overview PGxHealth is a newly formed unit of Clinical Data focused on an emerging, rapidly growing market Current world market for traditional molecular diagnostics is ~ $1 billion Forecast to reach $3 - $5 billion by 2009 CAGR of 21.7% anticipated until 2009 Business is high margin, high potential growth area for Clinical Data FDA is a strong proponent of the use of pharmacogenomics in drug development The unit leverages assets acquired in the area of genetic marker development and clinical diagnostics Services marketed to providers, payers and patients Emphasis on neuro-psychiatric, cardiology and oncology areas

Vilazodone Primary Indication: Treatment of depression, a market in excess of $20 billion A unique mechanism of action: both a Selective Serotonin Reuptake Inhibitor (SSRI) and a 5HT1A partial agonist Parallel development of a pharmacogenetic test to identify responders Safety profile comparable to that of SSRIs based on exposure of >1,000 patients to date Now in Phase III of development with enrollment in first pivotal trial initiated February 2006; results expected mid-2007 NDA filing as early as end of year 2008 Anticipated transaction in Q3 2006

Pharmacogenomics Derived from advanced genomic science in the lab Migrated to the regulated and research arena Increasingly incorporated into regulatory process and clinical settings Near-term, significant value in clinical practice Typical model of science migrating to industry:

PGxHealthTM Focus Leverage recent advances in pharmacogenomics (PGx(tm)) with our expertise in genetic biomarker development and commercialization to provide novel, high value and proprietary diagnostics leading to more efficacious, safer, and less-costly, "targeted" therapies. Introducing Therapeutic Diagnostics(tm)

Value of Clinical Genomics Substantially reduce therapeutic and cost of care Improve patient outcomes Advance quality measures and pay-for-performance initiatives Proprietary products resulting in higher returns compared to traditional diagnostics Clinically sound Facilitate new revenue streams for constituents Clinical Data is an emerging leader in commercializing pharmacogenomics to guide drug therapy

PGxHealth Impact Potential Benefit Disease progression Diagnosis Drug 2 Drug 3 Drug 4 Drug 1 Time/Cost Reactive Care Diagnosis PGx Drug 1 Time/Cost Predictive Care

PGxHealth Focus: Address Unmet Market Needs Biomarkers identify those who will best respond to certain drugs

PGxHealth Market Approach Incorporate Therapeutic DiagnosticsTM tests into managed care market and demonstrate ROI Expand and further develop genetic marker discovery within or across drug classes Identify high priority diseases and/or therapeutic areas Participate in growth of a drug's market as a result of the introduction of Therapeutic DiagnosticsTM Infuse PGx tests into best practices - Content, Clinical Decision Support, ROI analysis

PGxHealth Key Differentiators Thorough understanding of the genome and ability to identify key markers. Innovator of Haplotype and SNP's. Experience providing pharmacogenomics assays in a CLIA lab Acute understanding of which sciences lead to true clinical utility Strong in licensing, biomarker development and validation capabilities Proven experiencing in designing and running complex assays Seasoned management from managed care and care delivery settings Strong market presence in Europe

PGxHealth Product Portfolio Growth & Development Test Therapy/Pathology Therapeutic Area 2006 Cardiac Channelopathies Cardiology Expand Sales - US and International TPMT Test Multiple-Childhood Leukemia - Drug Toxicity Oncology Expand Sales Europe CARING (clozapine) Antipsychotics CNS Launch Warfarin Anticoagulation Cardiology Launch Inherited Long QT

Growth In Familion Testing Apr Q2004 Jul Q2004 Oct Q2004 Jan Q2005 Apr Q2005 Jul Q2005 Oct Q2005 Jan Q2006 Revenue/Quarter 0 54000 169200 211500 417600 487800 601200 830700 # Tests/Quarter 0 10 33 53 103 135 170 227 * Growth US and Canada

PGxHealth Key Objectives FY 2007 Grow PGxHealth organically and through in-licensing Expand genetic marker development within existing and new franchises Establish biomarker discovery partnerships Scale operations and informatics Initiate first payer-sponsored clinical PGx programs Incorporate PGxTM tests into managed care plan designs & demonstrate ROI Infuse PGx tests into best practices Further penetrate the domestic and international markets

Cogenics: Overview Leading provider of high quality sequencing, gene expression, genotyping, and other molecular services worldwide Pharmaceutical, biotech, agricultural, government, and academic clients Full range of regulatory compliance CLIA GLP/cGMP Operational sites in the US (Texas, Connecticut, North Carolina) and Europe (France and UK) Intersects with next generation genomic testing for diagnostics and targeted drug therapy Business has a mix of margins - classic non-proprietary services business Extensive customer base in the US and abroad

Cogenics: Service Portfolio


LCM + Macrodissection
Cells
Blood
BioRepository
BioRepository
RNA
RNA Extraction
DNA Extraction
DNA
RNA Expression Analysis
cDNA Library Construction & Screening
Sequencing
Q-PCR
Other Molecular
Genotyping
•Affymetrix Microarrays
•Aglient Microarrays
•Q-RTPCR
•Northern Blot Analysis
Key
Genotyping
Gene Expression
Biorepository & Extraction
Sequencing and Related Services
Sample Types
•GLP/cGMP
•Express
•High Throughput
•Shotgun
•Primer Walking
•SNP Discovery
•CLIA
•Cancer Gene
•Copy # Analysis
•Residual DNA Quantitation
•Biodistribution
•Custom Assay Development
•Genetic Stability Testing
-Insertion Site # Analysis
-Marker Retention Analysis
-Structure Confirmation
-Phage Detection
-Plasmid Loss Studies
•Affymetrix Whole Genome Assoc.
•Affymetrix DNA Analysis
•Affymetrix DME-T Chip
•Agilent cGH Array
•Sequenome High Throughput
•Clinical Trial
•Diagnostic
•Research

CLINICAL DATA
From Targeted Science to Better Healthcare

Cogenics: Key Objectives Work aggressively toward profitability Establish brand position as major independent provider of pharmacogenomics and molecular services Strongly market broad integrated service offering Leverage/grow regulated services Growing market need Weakness of core labs, academia, many competitors Increase penetration into existing customer base Enhance technology platform base

Vital Diagnostics: Profile

- **Market Leader in Moderate Complexity Diagnostics**
- **Annualized Revenues of ~ $57M**
- **ISO 9001, EN13485, CE, FDA**

- **Vital Scientific NV** *Spankeren, The Netherlands - Instrumentation Development and Production*
- **Vital Diagnostics Pty. Ltd.** *Sydney, Australia - Diagnostics distribution and immunoassay manufacturing*
- **Electa Lab Srl** *Forli, Italy - ESR Immunochemistry Instrumentation*
- **Clinical Data S&S, Inc** *Smithfield RI and Brea CA - Equipment distribution, reagent manufacturing & consulting*

CLINICAL DATA

From Targeted Science to Better Healthcare™

25

Vital Diagnostics: Products and Services Analyzers Chemistry Hematology ESR Immunoassay Coagulation Reagents Chemistry Hematology Coagulation Consulting Provide consulting and laboratory management services to larger multispecialty clinics and Group Practices US Nationwide Service and Technical Support business Leading provider of clinical laboratory analyzers and reagents worldwide to the small/medium clinical laboratory International presence Selling in >100 countries world-wide Strong offerings to key markets US POL, US hospital (ESR), International small laboratory, Analyzer platform OEM Niche IVD market Limited growth area

Clinical Data Fiscal Year 2007 Vilazodone Progress and Transaction - SSRI/HT51A and Phase III Clinical Trial Launch new genetic tests and expand existing test franchises in PGxHealth Establish additional biomarker discovery partnerships and continue to expand adoption of our proprietary genetic tests Grow and optimize molecular and pharmacogenomics services business Continue to expand and assess the Vital Diagnostics business

Corporate Overview April 3, 2006 Clinical Data, Inc. (r) www.clda.com Investor inquiries: John Quirk 1-646-536-7029 Clinical Data, Inc. (r)